INVESTOR PRESENTATION

CABLE ONE®

UBS Global Media and Communications Conference

New York City

December 5, 2016

Disclaimer

This presentation has been prepared by Cable One, Inc. (Cable ONE or the Company). This presentation includes "forward-looking statements" that reflect Cable ONE's current views and information currently available. This information is, where applicable, based on assumptions and analysis that Cable ONE believes, as of the date hereof, provides a reasonable basis for the data and other information contained herein. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the cable industry and Cable ONE's business and financial results. Forward-looking statements often include words such as "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance in connection with discussions of future operating or financial performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside the control of Cable ONE and its officers, employees, agents or associates. Actual results, performance or achievements may vary materially from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. Some of the factors that Cable ONE believes could affect its results include the risks discussed in the "Risk Factors" section in Cable ONE's Annual Report on Form 10-K as filed with the Securities and Exchange Commission (SEC) on March 7, 2016, and those factors detailed from time to time in Cable ONE's other SEC reports.

We caution you that in light of the risks and uncertainties described in Cable ONE's filings with the SEC, the matters referred to in the forward-looking statements contained in this presentation may not in fact occur. There can be no assurance that the data and other information contained herein is reflective of future performance to any degree. Except as otherwise expressly provided, all information herein speaks only as of (1) the date hereof, in the case of information about Cable ONE, or (2) the date of such information, in the case of information from persons other than Cable ONE. Cable ONE undertakes no duty to update or revise the information contained herein, publicly or otherwise. Estimates regarding Cable ONE's industry and end markets, if any, are based on sources Cable ONE believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

The financial data in this presentation has been derived from audited financial statements for each of the three years in the period ended December 31, 2015, included in Cable ONE's Form 10-K and for the year ended December 31, 2012, included in Cable ONE's Form 10, each as filed with the SEC. The financial data from and as of prior and subsequent periods was derived from unaudited financial statements.

Use of Non-GAAP Financial Metrics

The Company uses certain measures that are not defined by generally accepted accounting principles in the United States ("GAAP") to evaluate various aspects of its business. Adjusted EBITDA (labeled "Adj EBITDA" in this presentation), Adjusted EBITDA Margin (labeled "Adj EBITDA Margin" in this presentation), Adjusted EBITDA less capital expenditures (labeled "Adj EBITDA-Capex" in this presentation), and Conversion Rate are non-GAAP financial measures and should be considered in addition to, not as a substitute for, net income or net cash provided by operating activities reported in accordance with GAAP. These terms, as defined by Cable ONE, may not be comparable to similarly titled measures reported by other companies. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA less capital expenditures, and Conversion Rate are reconciled to net income, and Adjusted EBITDA less capital expenditures is also reconciled to net cash provided by operating activities, in the Appendix.

"Adjusted EBITDA" is defined as net income plus net interest expense, provision for income taxes, depreciation and amortization, equity- and pre-spin cash-based incentive compensation expense, loss (gain) on deferred compensation, other expense (income), net, acquisition-related costs, loss (gain) on disposal of fixed assets and other unusual operating expenses, as defined in the Appendix. As such, it eliminates the significant non-cash depreciation and amortization expense that results from the capital-intensive nature of the Company's business as well as other non-cash or special items and is unaffected by the Company's capital structure or investment activities. This measure is limited in that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues and the Company's cash cost of financing. These costs are evaluated through other financial measures.

"Adjusted EBITDA Margin" is defined as Adjusted EBITDA divided by total revenues.

"Adjusted EBITDA less capital expenditures" is calculated as net cash provided by operating activities excluding the impact of capital expenditures, interest expense, provision for income taxes, changes in operating assets and liabilities and other unusual operating expenses, as defined in the Appendix, when used as a liquidity measure. The Company previously titled this measure "Free Cash Flow."

"Conversion Rate" is defined as Adjusted EBITDA less capital expenditures divided by Adjusted EBITDA.

The Company uses Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA less capital expenditures, and Conversion Rate to assess its performance, and it also uses Adjusted EBITDA less capital expenditures as an indicator of its ability to fund operations and make additional investments with internally-generated funds. In addition, Adjusted EBITDA generally correlates to the leverage ratio calculation under the Company's credit facilities and outstanding 5.75% senior unsecured notes due 2022 to determine compliance with the covenants contained in the facilities and notes. For the purpose of calculating compliance with leverage covenants, the Company uses a measure similar to Adjusted EBITDA, as presented. Adjusted EBITDA and capital expenditures are also significant performance measures used by the Company in its annual incentive compensation program. Adjusted EBITDA does not take into account cash used for mandatory debt service requirements or other non-discretionary expenditures, and thus does not represent residual funds available for discretionary uses.

The Company believes Adjusted EBITDA, Adjusted EBITDA Margin, and Conversion Rate are useful to investors in evaluating the operating performance of the Company. The Company believes that Adjusted EBITDA less capital expenditures is useful to investors as it shows the Company's performance while taking into account cash outflows for capital expenditures and is one of several indicators of the Company's ability to service debt, make investments and/or return capital to its shareholders.

Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA less capital expenditures, Conversion Rate and similar measures with similar titles are common measures used by investors, analysts and peers to compare performance in the Company's industry, although the Company's measures of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA less capital expenditures, and Conversion Rate may not be directly comparable to similarly titled measures reported by other companies.

Presenters



Tom Might
Chairman & CEO



Kevin Coyle
CFO

The Cable ONE Story

In 2011, Cable ONE became disenchanted with the long-term prospects of a video-based triple-play strategy. In 2012, we re-strategized and headed in a different, more sustainable direction, even though video still dominated our revenues at that time.

Graham Holdings Company spun off Cable ONE in July 2015, just as the new strategy hit an inflection point in cash flows and capital spending. Our shares have advanced from as low as $365 just after the spin to over $600 last week. Meanwhile, 14 of our top 25 institutional pre-spin shareholders have changed. Most exited.

Clearly, some of you know and like the unique Cable ONE strategy. But, many of you may not really know what we have done. So, today we will retell our story, which we shared during our pre-spin road shows.

The four key parts of Cable ONE's 2012 strategic shift

1. **Accept and accelerate inevitable and favorable industry product trends.**
   Invest in higher growth and higher margin products. Harvest others.

2. **Focus on profitable customers.**
   Count cash flows, not subs.

3. **Rethink cable math to more accurately measure sources of profit and loss.**
   Measure success by Adj EBITDA and Adj EBITDA-Capex, not by Gross Margins.

4. **Manage unnecessary costs out of the business.**
   Build on the successes of our 2008 Operation Strategy initiative.

1. **Accept and accelerate inevitable and favorable industry product trends.**

Invest in higher growth and higher margin products. Harvest others.

Let me take you back to 2011!

Two legs of the triple-play showed signs of long-term disruption and decline beyond the industry's control.

Cable ONE began to shift away from the standard triple-play model in 2012, represented by vertical dotted lines throughout these slides. These industry trends influenced our decision.

Eight-year Video Cord Cutting Is Accelerating



79%
81%
80%
81%
82%
82%
84%
84%
86%
85%
85%
85%
84%
84%
83%
81%
78%
23
21
22
21
20
20
19
18
17
17
18
18
19
19
21
23
Cord Cutting
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Non-MVPD HH (M)
MVPD Penetration

Source: Newstreet Research as of November 2015. 2016 is Cable ONE estimate.

Video Margin Compression Compounds Decline



65%
59%
44%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Cable Industry Video Gross Margin

Source: SNL Kagan as of July 2016.

Fifteen-year Phone Cord Freefall Continues



35%
41%
47%
62%
78%
91%
93%
95%
98%
70%
51%
32%
Cord Cutting
1920
1925
1930
1935
1940
1945
1950
1955
1960
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015
U S Landline HH Pen
U S Wireless Only HH Pen

Source: FCC as of December 2015.

Phone ARPU Slippage Compounds Decline



$39.23
$30.54
$24.52
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Cable Industry Phone ARPU

Source: SNL Kagan as of July 2016.

But industry profitability rose anyway due to the emergence of two high growth and higher margin non-video businesses.

Cable ONE decided to accelerate this profitable trend in 2012, rather than fight it.

Industry Adj EBITDA Expands as Video Declines*



48
44
42
39%
39%
38%
$24
$28
$33
2008
2009
2010
2011
2012
2013
2014
2015
Video Subs (M)
Adj EBITDA ($B)
Adj EBITDA Margin

*Industry equals Comcast, Time Warner Cable, Charter, Cablevision, and Mediacom.
Source: SNL Kagan as of March 2016.

Industry Non-video Subs Now Driving Growth



24%
16%
9%
5
9
14
2008
2009
2010
2011
2012
2013
2014
2015
Non-video Customers (M)
Percent of Customers

Source: SNL Kagan as of July 2016.

Industry Video and HSD Glide Paths Are Fixed



64
59
53
39
47
60
2008
2009
2010
2011
2012
2013
2014
2015
Cable HSD Subs (M)
Cable Video Subs (M)

Source: SNL Kagan as of July 2016.

Industry Rev Growth Dominated HSD and Biz



19%
26%
17%
10%
9%
15%
33%
44%
53%
65%
77%
104%
91%
87%
2008
2009
2010
2011
2012
2013
2014
2015
% of Total Rev Growth
HSD Rev GR
Biz Rev GR

Source: SNL Kagan as of July 2016.

Residential HSD and Business Services now dominate Cable ONE's Adj EBITDA.

Our industry leading margins reflect our accelerated change in product mix. Now that video no longer dominates our revenues, we should start to see some revenue growth as well.

Revenues by Product ($M)



$779
$779
$805
$826
$815
$807
$815
$428
$383
$374
$386
$362
$333
$296
$70
$83
$81
$75
$62
$50
$44
$30
$43
$53
$64
$77
$89
$98
$200
$219
$245
$252
$266
$294
$341
30%
54%
Revenue Share
2010
2011
2012
2013
2014
2015
2016A*
Residential HSD
Business Services ***
Residential Phone
Residential Video
Advertising Revenue
Other

Adj EBITDA by Product ($M)



Adj EBITDA Margin
37%
36%
36%
36%
37%
39%
43%
$289
$280
$286
$301
$305
$318
$348
2010
2011
2012
2013
2014
2015
2016A*
Residential HSD
Business Services
Residential Phone
Residential Video
Advertising Revenue **
Other

* 2016A equals first nine months annualized, Q1-Q3 x 1.33.

** Costs are not allocated to Advertising Revenue.

*** Business Services Revenue includes approximately $2 Million of Commercial Revenue (fiber revenue) in 2012 that was classified as Other Revenue in the Form 10.

2. Focus on profitable customers.

Count cash flows, not subs.

These extraordinary comparisons of Cable ONE vs. Industry metrics demonstrate a new path to long-term profits.

This is what happens when an MSO stops subsidizing video.



Video Unit Growth Rates
0%
-4%
-8%
-12%
-16%
-20%
2011
2012
2013
2014
2015
2016A*



Adj EBITDA Margin
44%
42%
40%
38%
36%
34%
2011
2012
2013
2014
2015
2016A*



Monthly Revenue per PSU
$75
$70
$65
$60
$55
$50
2011
2012
2013
2014
2015
2016A*



Monthly Adj EBITDA per PSU
$32
$30
$28
$26
$24
$22
$20
$18
2011
2012
2013
2014
2015
2016A*

Cable ONE Industry**

* 2016A equals first nine months annualized, Q1-Q3 x 1.33.

** Source: Industry equals Comcast, Time Warner Cable, Charter, Cablevision, Mediacom, and Suddenlink weighted average, taken from SNL Kagan reports as of March 2016.

As a result of numerous significant changes, roughly 70% of all new package sales are now HSD-only at Cable ONE.

Some think that dropping Viacom in 2014 was our strategic awakening. As you can see, we were already two years into our non-video centric strategy by then. It was a tactic!



Share of Monthly New Connects by Package Type
80%
70%
60%
50%
40%
30%
20%
10%
0%
72%
92% of all new residential customers YTD took HSD. Only 26% took Video.
DROPPED VIACOM
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15
Jul-15
Sep-15
Nov-15
Jan-16
Mar-16
May-16
Jul-16
Sep-16
Video-Only
HSD-Only
Phone-Only
Video+HSD
Video+Phone
HSD+Phone
Video + HSD + Phone

3. Rethink cable math to more accurately measure sources of profit and loss.

Measure success by Adj EBITDA and Adj EBITDA-Capex, not by Gross Margins.

Cable ONE Math is founded on a few contrarian beliefs. The results changed our behavior dramatically.

1. **Virtually all Opex and Capex is variable in the long run.**
   - *All MSO's have between $22 to $27 per PSU of enduring Indirect Costs.*
   - *All MSO's have $8 to $12 per PSU of enduring Capex per PSU.*
2. **Adj EBITDA and Adj EBITDA-Capex are much more appropriate measures of product profitability than Gross Margins.**
   - *Residential Video and Phone have little or no Adj EBITDA-Capex.*
   - *Residential HSD and Business Services have substantial Adj EBITDA-Capex.*
3. **Package profitability is profoundly influenced by customer metrics.**
   - *Customer lifetime value can vary by as much as 80% for the same package.*

If virtually all costs are variable, building simple macro product models becomes easy and compelling.

Cable ONE was selling a $75 triple-play in 2011, when our total cost for three PSUs was $120. But, the Gross Margin looked great!

2009-2011 Average Total Cost per PSU (OPEX+CAPEX)*



$58
$53
$48
$43
$38
SuddenLink $48
Charter $49
Time Warner $47
AVERAGE $45
Cablevision $43
Comcast $45
Mediacom $43
Cable ONE $40
0
10
20
30
40
50
60
2009-2011 Average PSUs (M)

2012-2015 Average Total Cost per PSU (OPEX+CAPEX)*



$58
$53
$48
$43
$38
Charter $57
Time Warner $54
Cablevision $54
AVERAGE $51
SuddenLink $49
Cable ONE $49
Comcast $49
Mediacom $47
0
10
20
30
40
50
60
2012-2015 Average PSUs (M)

Source: Comcast, Time Warner Cable, Charter, Cablevision, Mediacom, Suddenlink and Cable ONE company filings.

OTHER OBSERVATIONS

- Cost per PSU must be primarily variable, not fixed, if Cable ONE and other smaller operators can have the same total cost per PSU as Comcast.
- Economies of scale are not the only way to play the cable game.
- The average triple-play had $153 of total cost in 2012-2015 before a penny of Adj EBITDA-Capex was made.

* Total Cost defined as Operating Expense plus Capex. Operating Expense defined as Revenue less Adj EBITDA.

This is a hypothetical model of how we think about our residential business. We call it "Cable ONE Math."

This simple product profit model provides far more strategic clarity than any detailed model. (We do use other models for package and customer profit analysis.)

ILLUSTRATIVE	VIDEO	HSD	PHONE
REVENUE	$85.00	$60.00	$35.00
DIRECT COST (~COGS)	50.00	5.00	3.00
GROSS MARGIN	35.00	55.00	32.00
Gross Margin	*41%*	*92%*	*91%*
INDIRECT COST (~SG&A)			
Labor	15.00	15.00	15.00
Other	10.00	10.00	10.00
Total	25.00	25.00	25.00
TOTAL OPEX	75.00	30.00	28.00
ADJ EBITDA	10.00	30.00	7.00
Adj EBITDA Margin	*12%*	*50%*	*20%*
CAPEX	10.00	10.00	10.00
ADJ EBITDA-CAPEX	$0.00	$20.00	-$3.00
Adj EBITDA-Capex Margin	*0%*	*33%*	*-9%*

Highly bundled MSOs usually allocate more revenue to video and less to HSD and Phone.

The full allocation of indirect costs is our primary divergence from normal cable analysis.

All figures in this model are hypothetical and do not equal Cable ONE.

4. Manage unnecessary costs out of the business.

Build on the successes of our 2008 Operations Strategy initiative.

With 2016 Total Expenses below 2010, our associates have mastered this task.

1. **Less customer effort equals higher customer satisfaction.**
   - *"The Best Service Is No Service" by Bill Price.*
   - *Reduce the number of customer contacts per PSU (CPX).*
   - *Eliminate causes, automate responses, increase self-help.*
2. **70% of all headcount is customer contact (CPX) driven.**
   - *Answering phones, driving trucks, manning the front counter.*
3. **Operations Strategy started in 2008 with a team of Industrial Engineers, but all associates are engaged today.**
   - *Methodically reduce the quantity of contacts and/or labor per contact:*
     - *Phone calls*
     - *Truck rolls*
     - *Office visits*
   - *Now spreading to inter-department CPX reduction.*

It only takes a few stats like these to substantiate our associates' success at managing costs.

This is an eight-year effort that predated our strategic shift, but fit perfectly with our new notion that virtually all costs were variable in the long-run.

Cable ONE Annual Average Headcount



All headcount reduction is though attrition.
2,254
2,157
2,086
2,054
1,929
2012
2013
2014
2015
2016E*

Cable ONE Annual Phone Calls (thousands)



5,422
39%
3,332
2010
2011
2012
2013
2014
2015
2016E*

Cable ONE Annual Truck Rolls (thousands)



970
57%
394
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016E*

Cable ONE Annual Office Visits (thousands)



726
47%
393
2011
2012
2013
2014
2015
2016E*

* 2016E are full-year estimates.

The Cable ONE Story

In 2011, Cable ONE became disenchanted with the long-term prospects of a video-based triple-play strategy. In 2012, we re-strategized and headed in a different, more sustainable direction, even though video still dominated our revenues at that time.

Graham Holdings Company spun off Cable ONE in July 2015, just as the new strategy hit an inflection point in cash flows and capital spending. Our shares have advanced from as low as $365 just after the spin to over $600 last week. Meanwhile, 14 of our top 25 institutional pre-spin shareholders have changed. Most exited.

Clearly, some of you know and like the unique Cable ONE strategy. But, many of you may not really know what we have done. So, today we will retell our story, which we shared during our pre-spin road shows.

Financial Review

Kevin Coyle - CFO

Put it all together after five years and the proof is in the numbers.

Revenue, Adj EBITDA and Capex all hit inflection points just after the spin-off, as profitable Residential HSD and Business Services became the majority of Cable ONE's revenue.

Total Revenue ($M)



$805
$826
$815
$807
$815
2012
2013
2014
2015
2016A*

Adj EBITDA and Adj EBITDA Margin ($M)



36%
36%
37%
39%
43%
$286
$301
$305
$318
$348
2012
2013
2014
2015
2016A*

Capex ($M) and Percent of Revenue



19%
19%
20%
21%
15%
$151
$160
$166
$166
$121
2012
2013
2014
2015
2016A*

Adj EBITDA-Capex ($M) and Conversion Rate



47%
47%
46%
48%
65%
$136
$140
$140
$151
$227
2012
2013
2014
2015
2016A*

* 2016A equals first nine months annualized, Q1-Q3 x 1.33

Our decisive focus on Residential HSD and Biz Services starting in 2012 has reshaped Cable ONE's economics.

By accelerating inevitable and favorable industry trends, our total results are emulating HSD and Business Services rather than Video and Phone sooner than they would have.



Cable ONE Adj EBITDA Margin
44%
42%
40%
38%
36%
34%
32%
2011
2012
2013
2014
2015
2016A*



Cable ONE Adj EBITDA Growth Rates
16%
12%
8%
4%
0%
-4%
-8%
2011
2012
2013
2014
2015
2016A*



Cable ONE Capex Percent of Revenue
25%
20%
15%
10%
5%
0%
2011
2012
2013
2014
2015
2016A*



Cable ONE Adj EBITDA-Capex Growth Rates
60%
40%
20%
0%
-20%
-40%
2011
2012
2013
2014
2015
2016A*

* 2016A equals first nine months annualized, Q1-Q3 x 1.33

Residential HSD and Business Services now dominate Cable ONE's Adj EBITDA.

Our industry leading margins reflect our accelerated change in product mix. Now that video no longer dominates our revenues, we should start to see some revenue growth as well.

Revenues by Product ($M)



$779
$779
$805
$826
$815
$807
$815
$428
$383
$374
$386
$362
$333
$296
$70
$83
$81
$75
$62
$50
$44
$30
$43
$53
$64
$77
$89
$98
$200
$219
$245
$252
$266
$294
$341
30%
54%
Revenue Share
2010
2011
2012
2013
2014
2015
2016A*
Residential HSD
Business Services ***
Residential Phone
Residential Video
Advertising Revenue
Other

Adj EBITDA by Product ($M)



Adj EBITDA Margin
37%
36%
36%
36%
37%
39%
43%
$289
$280
$286
$301
$305
$318
$348
2010
2011
2012
2013
2014
2015
2016A*
Residential HSD
Business Services
Residential Phone
Residential Video
Advertising Revenue **
Other

* 2016A equals first nine months annualized, Q1-Q3 x 1.33.
** Costs are not allocated to Advertising Revenue.
*** Business Services Revenue includes approximately $2 Million of Commercial Revenue (fiber revenue) in 2012 that was classified as Other Revenue in the Form 10.

Five quarters since the spin-off show inflections in Adj EBITDA margin, capex and even revenues, recently.



Total Revenue ($M)
2014 2015 2016A*
$815 -1%
$807 -1%
$815 1%
$209 $203 $203
$205 $203 $205
$200 $198 $206
$201 $203
-3% 0%
-1% +1%
-1% +4%
+1%
Q1 Q2 Q3 Q4



Adj EBITDA ($M)
2014 2015 2016A*
$305 +4%
$318 +4%
$348 +10%
$75 $75 $85
$80 $78 $89
$73 $77 $87
$78 $88
0% +14%
-3% +15%
+6% +13%
+12%
Q1 Q2 Q3 Q4



Capex ($M)
2014 2015 2016A*
$166 +11%
$166 -1%
$121 -27%
$28 $32 $27
$42 $38 $38
$56 $30 $26
$40 $67
Q1 Q2 Q3 Q4



Adj EBITDA Margin
2014 2015 2016A*
37.5% +190bp
39.4% +190bp
42.7% +340bp
42% 44% 43% 43%
37% 36% 39% 38% 39% 37% 39%
Q1 Q2 Q3 Q4

* 2016A equals first nine months annualized, Q1-Q3 x 1.33

Many 3Q16 metrics point in the right direction.

	(Unaudited and in '000s) Three Months Ended September 30,			
	2016	**2015**	**Diff**	**% Change**
Net Income	$20,874	$19,412	$1,462	7.5%
Adj EBITDA	$87,155	$77,424	$9,731	12.6%
Adj EBITDA Margin	*42.4%*	*39.1%*		
Total Revenue	$205,536	$198,215	$7,321	3.7%
Residential Data Revenue	$86,797	$73,074	$13,723	18.8%
Business Services Revenue	$25,406	$22,436	$2,970	13.2%
Capital Spending	$26,320	$29,977	($3,657)	-12.2%
% Total Revenue	*12.8%*	*15.1%*		
Adj EBITDA-Capex	$60,835	$47,447	$13,388	28.2%
Total Customers	658,088	667,385	(9,297)	-1.4%
HSD+Biz Revenue Percent of Total	54.6%	48.2%	6.4%	
Non-video Customer Percent	49.3%	42.4%	6.9%	
Associates	1,907	2,064	(157)	-7.6%

Appendix

- Reconciliations of Net Income to Adjusted EBITDA
- Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA less Capital Expenditures

Reconciliation of Net Income to Adjusted EBITDA

BY YEAR ($M)

	2010	2011	2012	2013	2014	2015	2016A*
Net Income	$96	$98	$94	$105	$147	$89	$99
Net Profit Margin	12%	13%	12%	13%	18%	11%	12%
Plus: Interest expense	-	-	-	-	-	16	30
Provision for income taxes	62	53	56	60	91	56	66
Depreciation and amortization	125	127	127	126	134	141	141
Equity - and pre-spin cash-based incentive compensation	4	5	4	4	4	9	13
Loss (gain) on deferred compensation	1	(0)	2	3	1	(1)	0
Other expense (income), net	0	0	0	0	(74)	0	(7)
Acquisition-related costs	-	-	-	-	-	-	4
Loss (gain) on disposal of fixed assets	(0)	(2)	4	3	1	2	2
Billing system implementation costs	-	-	-	0	2	5	0
Adjusted EBITDA	$289	$280	$286	$301	$305	$318	$348
Adjusted EBITDA Margin	37%	36%	36%	36%	37%	39%	43%
Less: Capital exenditures	$109	$131	$151	$160	$166	$166	$121
Adjusted EBITDA less Capital Expenditures	$180	$149	$136	$140	$140	$151	$227
Conversion Rate	62%	53%	47%	47%	46%	48%	65%

* 2016A equals first nine months annualized, Q1-Q3 x 1.33

Reconciliation of Net Income to Adjusted EBITDA

BY QUARTER ($M)

	2014				2015				2016		
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
Net Income	$24	$27	$69	$27	$22	$21	$19	$26	$27	$27	$21
Net Profit Margin	12%	13%	35%	13%	11%	11%	10%	13%	13%	13%	10%
Plus: Interest expense	-	-	-	-	-	1	8	7	8	8	8
Provision for income taxes	15	17	43	17	14	13	12	17	13	17	20
Depreciation and amortization	34	34	34	32	36	35	36	33	35	35	36
Equity - and pre-spin cash-based incentive compensation	1	1	1	0	0	4	2	3	3	3	3
Loss (gain) on deferred compensation	0	1	1	(0)	(0)	(0)	(0)	(0)	(0)	0	0
Other expense (income), net	0	0	(75)	1	0	(0)	(0)	0	(1)	(0)	(4)
Acquisition-related costs	-	-	-	-	-	-	-	-	0	0	3
Loss (gain) on disposal of fixed assets	0	0	(0)	1	0	1	0	1	0	0	1
Billing system implementation costs	-	1	1	1	2	2	1	1	-	-	-
Adjusted EBITDA	$75	$80	$73	$78	$75	$78	$77	$88	$85	$89	$87
Adjusted Margin	36%	39%	37%	39%	37%	38%	39%	43%	42%	44%	42%
Less: Capital exenditures	$28	$42	$56	$40	$32	$38	$30	$67	$27	$38	$26
Adjusted EBITDA less Capital Expenditures	$47	$38	$17	$38	$43	$40	$47	$21	$58	$52	$61

Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA less Capital Expenditures

BY YEAR AND 3Q16 ($M)

	2012	2013	2014	2015	2016A*	3Q16
Net cash provided by operating activities	$231	$237	$206	$246	$258	$68
Amortization of financing costs	-	-	-	-	(2)	(0)
Deferred income taxes	1	3	(4)	11	(1)	(4)
Gain on sale of cable system	-	-	-	-	6	4
Net gain on sale of intangible assets	-	-	75	-	-	-
Changes in operating assets and liabilities	(6)	(3)	8	(18)	(6)	(7)
Interest expense	-	-	-	16	30	8
Provision for income taxes	56	60	91	56	66	20
Cash-based compensation expense	1	2	1	1	-	-
Loss (gain) loss on deferred compensation	2	3	1	(1)	0	0
Other (income) expense, net	0	0	(74)	0	(7)	(4)
Acquisition-related costs	-	-	-	-	4	3
Billing system implementation costs	-	0	2	5	-	-
Other	1	0	0	1	-	-
Capital expenditures	(151)	(160)	(166)	(166)	(122)	(26)
Adjusted EBITDA less capital expenditures	$136	$140	$140	$151	$227	$61

* 2016A equals first nine months annualized, Q1-Q3 x 1.33

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